UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07418
Name of Fund: Legg Mason Global Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202
Name and address of agent for service:
Richard M. Wachterman, Esq.
Legg Mason & Co., LLC
100 Light Street
Baltimore, MD 21202
Registrant’s telephone number, including area code: (410) 539-0000
Date of fiscal year end: December 31, 2005
Date of reporting period: December 31, 2005

Item 1. Report to Shareholders

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Global Trust, Inc.’s annual report for Emerging Markets Trust, Global Income Trust, and International Equity Trust for the year ended December 31, 2005. Total returns for various periods ended December 31, 2005 are:

Total ReturnA

	6 Months	12 Months

Emerging Markets TrustB
Primary Class	+32.40%	+38.51%
Institutional Class	+33.09%	N/A
Global Income Trust
Primary Class	-0.89%	-0.77%
International Equity TrustC
Primary Class	+18.63%	+19.11%
Financial Intermediary Class	+19.09%	+20.03%
Institutional Class	+19.36%	+20.38%

   Information for each of the Funds’ performance over longer periods of time is shown in their respective Performance Information sections within this Report. For more information about the Funds’ respective share classes included in the report, please contact your financial adviser.

   PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination, and audited financial statements for the year ended December 31, 2005, are included in this report.
   The Board of Directors recently approved a long-term capital gain distribution of $1.313 per share to shareholders of Emerging Markets Trust payable on December 9, 2005 to shareholders of record on December 7, 2005 and a short-term capital gain distribution of $1.098 per share payable on December 13, 2005, to shareholders of record on December 9, 2005.
   The Board of Directors also recently approved the following ordinary income dividends: $0.019 per share of Emerging Markets Trust’s Primary Class and $0.191 per share of Emerging Markets Trust’s Institutional Class, payable on December 22, 2005, to shareholders of record on December 20, 2005; and $0.038 per share of International Equity Trust’s Primary Class, $0.121 per share of International Equity Trust’s Financial Intermediary Class, and $0.187 per share of International Equity Trust’s Institutional Class, payable on December 22, 2005 to shareholders of record on December 20, 2005.

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	Emerging Markets’ performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.

C	International Equity’s performance does not reflect its redemption fee, which is 2% of the proceeds of shares redeemed or exchanged within 60 days of purchase.
N/A — Not applicable.

Annual Report to Shareholders

   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.
   Finally, we wanted to update you on previously announced news regarding Legg Mason. We recently completed a business transaction with Citigroup that enabled us to become one of the top five mutual fund companies in the United States.D At December 31, 2005, Legg Mason, Inc.’s assets under management totaled $850.8 billion. Of that amount, $362.6 billion were in mutual funds advised by the investment advisory affiliates of Legg Mason, Inc. On page 3 you will find a letter from Raymond A. “Chip” Mason, Legg Mason’s chairman and chief executive officer, describing the significance of this transaction and our deep commitment to the clients of all of our asset management businesses.

Sincerely,

Mark R. Fetting President

February 15, 2006

D	Source: “Open and Closed-End Mutual Funds Third Quarter 2005 Market Shares,” published by Strategic Insight.

Annual Report to Shareholders

To Our Clients and Shareholders Worldwide,

   Today represents a major milestone in the proud, over a century history of Legg Mason. With the successful acquisition of Citigroup’s worldwide asset management business, Legg Mason has transformed itself from a well-regarded money management and regional securities firm into a global asset manager with more than $800 billion in assets under management. We undertook this important step to enable us to concentrate all of our resources on what we believe we do best: managing your money.

   While we understand some things will change, there are two core beliefs that you can continue to count on from us. First, we believe that the bedrock of any successful organization is its character and integrity. Second, we are deeply committed to encouraging and supporting the many talented money managers throughout the Legg Mason organization in their quest to be both independent and performance driven. All of our managers share a common organizational mission: “To be one of the best money managers in the world.”
   As a global money manager, we now offer institutions, mutual fund and high net worth individual investors around the world a constellation of sophisticated money management services from which to choose—from equity to alternative to fixed income products offered throughout the United States, United Kingdom, Europe, Japan, Hong Kong, Australia, Singapore, Latin America and Canada.
   So, whether you are a satisfied client of Legg Mason Capital Management, Western Asset Management, Private Capital Management, Royce, Brandywine, Batterymarch, Permal or any of the many former Citigroup mutual funds or separate accounts that now comprise the ‘new’ Legg Mason, you should know that we pledge to you that we will work hard to meet your investment objectives, every day.

Sincerely,

Raymond A. “Chip” Mason Chairman, President and Chief Executive Officer

December 2005

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Emerging Markets Trust

   Average annual total returns for the Fund for various periods ended December 31, 2005, are presented below, along with those of its current and prior benchmark and some comparative indices:

Average Annual Total Return

	Six	One	Three	Five	Since
	Months	Year	Years	Years	InceptionA

Emerging Markets Trust
Primary Class	+32.40%	+38.51%	+41.64%	+20.31%	+9.87%
Institutional Class	+33.09%	N/A	N/A	N/A	+32.86%
MSCI EM Index (Net)B	+26.42%	+34.00%	+37.88%	+19.09%	N/A
MSCI EM Index (Gross)C	+26.62%	+34.54%	+38.35%	+19.44%	+6.24%
MSCI EAFE IndexD	+14.88%	+13.54%	+23.68%	+4.55%	+5.67%
S&P 500 Stock CompositeE	+5.77%	+4.91%	+14.39%	+0.54%	+8.44%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com, for the Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   Emerging Markets continued to outperform developed markets. The return for the Morgan Stanley Capital International (“MSCI“) Emerging Markets (“EM“) Index (Net) was 34.00% for the year. In contrast, the S&P 500 Stock Composite Index and Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) indices

A	The inception date of the Primary Class is May 28, 1996. The inception date of the Institutional Class is June 23, 2005. Index returns are for periods beginning May 31, 1996. It is not possible to invest in an index.

B	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties.

C	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.

D	The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index is a market capitalization-weighted index of approximately 1,100 stocks traded in 20 countries around the world.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

Annual Report to Shareholders

rose 4.91% and 13.54%, respectively. Among the regions within the emerging markets index, Latin America and the Europe, Middle East, Africa (EMEA) region produced returns of 50.4% and 38.8%, respectively, while the return for Asia was 27.5%.

   The return for the Fund was 38.51%, outperforming the EM index for the year. The portfolio benefited from positive stock selection, most notably within Asia, and from country allocations across the regions. The Fund was broadly diversified across emerging markets with the most significant overweights in South Korea and Brazil and most significant underweights in India and Israel. At year-end, the Fund was attractively valued compared with the index, with a lower forward 12-month P/E ratio and a higher forward two-year earnings growth rate.

Batterymarch Financial Management, Inc.

January 26, 2006

Annual Report to Shareholders

Expense Example

Emerging Markets Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2005, and held through December 31, 2005.

Actual Expenses

   The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/05	12/31/05	7/1/05 to 12/31/05

Primary Class:
Actual	$1,000.00	$1,324.00	$13.18
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42

Institutional Class:
Actual	$1,000.00	$1,330.90	$7.34
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 2.25% and 1.25% for the Primary Class and Institutional Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Emerging Markets Trust

   The graphs on the following pages compare the Fund’s total return to that of a closely matched broad-based securities market index. The graphs illustrates the cumulative total return of an initial $10,000 investment in Primary Class shares and on initial $1,000,000 investment in Institutional Class shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+38.51%	+38.51%
Five Years	+152.09%	+20.31%
Life of Class*	+146.77%	+9.87%

* Inception date: May 28, 1996

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment. This graph is provided for illustrative purposes only due to the lack of operating history of the new benchmark: MSCI EM (Net).

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties. Index returns are for periods beginning December 31, 2000.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Period Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

Life of Class*	+32.86%	N/A

* Inception date: June 23, 2005

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. The performance data quoted represents past performance and does not guarantee future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning June 30, 2005.

Performance Information — Continued

Annual Report to Shareholders

Industry Diversification

December 31, 2005
(Amounts in Thousands)

	% of Net
	Assets	Value

Airlines	0.4%	$889
Auto Components	0.4	844
Automobiles	2.8	6,311
Banks	12.4	27,970
Chemicals	0.3	673
Commercial Services & Supplies	0.5	1,224
Construction & Engineering	3.7	8,340
Construction Materials	2.9	6,628
Diversified Financials	3.0	6,892
Diversified Telecommunications	2.3	5,245
Electric Utilities	0.9	1,988
Electronic Equipment & Instruments	3.9	8,747
Energy Equipment & Services	0.5	1,042
Food Products	1.1	2,505
Gas Utilities	0.6	1,313
Health Care Providers & Services	0.1	206
Hotels & Restaurants	0.7	1,650
Household Durables	2.4	5,321
Industrial Conglomerates	3.4	7,723
Insurance	3.1	7,048
IT Consulting & Services	0.5	1,027
Leisure Equipment & Products	0.1	134
Machinery	2.7	6,015
Marine	0.2	534
Media	0.8	1,760
Metals & Mining	6.4	14,509
Multi-Line Retail	0.9	1,967
Office Electronics	4.7	10,533
Oil & Gas	11.9	26,836
Paper Products	N.M.	1
Personal Products	0.4	833
Pharmaceuticals	1.1	2,588
Real Estate	1.1	2,592
Semiconductor Equipment & Products	12.4	28,018
Specialty Retail	0.8	1,874
Textiles & Apparel	0.3	697
Trading Companies & Distributors	0.9	1,913
Wireless Telecommunication Services	6.1	13,727
Short-Term Investments	3.1	6,982

Total Investment Portfolio	99.8	225,099
Other Assets Less Liabilities	0.2	533

Net Assets	100.0%	$225,632

N.M. — Not meaningful.

Annual Report to Shareholders

Portfolio of Investments

Emerging Markets Trust

December 31, 2005
(Amounts in Thousands)

	Shares	Value

Common Stocks and Equity Interests — 96.7%
Argentina — 0.5%
Tenaris S.A. – ADR	9	$1,042

Austria — 0.4%
Raiffeisen International Bank-Holding AG	13	867	A

Bermuda — 0.2%
Credicorp Limited – ADR	19	433

Brazil — 13.0%
Banco Bradesco S.A. – preferred shares	112	3,230
Banco Itau Holding Financeira S.A. – preferred shares	41	975
Caemi Mineracao e Metalurgia S.A. – preferred shares	1,664	2,426
Companhia Paranaense de Energia-Copel	55,700	429
Companhia Vale do Rio Doce – Certificates of Entitlements	11	—	A,B
Companhia Vale do Rio Doce – preferred shares – ADR	140	5,075
Cosan S.A. Industria e Comerico	24	693	A
EDP – Energias do Brasil S.A.	84	984	A
Gerdau S.A. – preferred shares	33	560
Itausa – Investimentos Itau S.A. – preferred shares	589	1,865
Localiza Rent a Car S.A.	100	1,224
Obrascon Huarte Lain Brasil S.A.	78	847	A
Petroleo Brasileiro S.A. – Petrobras – ADR	116	7,493
Telecomunicacoes Brasileiras S.A. – ADR	15	505
Telemar Norte Leste S.A. – preferred shares	39	1,059
Unibanco – Uniao de Bancos Brasileiros S.A. – GDR	20	1,297
Universo Online S.A. – preferred shares	69	577	A
Votorantim Celulose e Papel S.A. – preferred shares	N.M.	1

		29,240

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

Annual Report to Shareholders

	Shares	Value

China — 8.0%
Angang New Steel Company Limited	512	$276
China Life Insurance Co., Limited	2,240	1,979	A
China Mobile (Hong Kong) Limited	889	4,200
China Overseas Land & Investment Limited	2,328	998
China Petroleum and Chemical Corporation (Sinopec)	2,186	1,078
China Resources Land Limited	1,206	502
Dongfang Electrical Machinery Company Limited	510	520
Far East Pharmaceutical Technology Company Limited	4,304	—	A,B
FU JI Food & Catering Services	82	133
Harbin Power Equipment Company Limited	1,528	1,015
Hengan International Group Company Limited	734	833
Lenovo Group Limited	1,038	478
Li Ning Company Limited	188	134
Parkson Retail Group Ltd.	391	706	A
PetroChina Company Limited	3,212	2,610
Prime Success International Group Limited	1,398	703
Shanghai Electric Group Company Limited	1,683	575	A
Shanghai Zhenhua Port Machinery Co. Ltd. – preferred shares	671	534
Tencent Holdings Limited	420	450
TPV Technology Limited	362	352

		18,076

Egypt — 1.7%
Egyptian Company for Mobile Service (MobiNil)	25	888
Orascom Construction Industries (OCI)	25	958
Orascom Construction Industries (OCI) – GDR	8	585
Orascom Telecom Holding SAE – GDR	10	540
Vodafone Egypt Telecommunications Co. SAE	54	945

		3,916

Hungary — 0.9%
Gedeon Richter Rt.	6	1,130
MOL Magyar Olaj-es Gazipari Rt.	10	933

		2,063

Annual Report to Shareholders

	Shares	Value

India — 3.4%
Bajaj Auto Limited	16	$697
Bank of India	387	1,099
Crompton Greaves Limited	73	1,261
Indian Oil Corporation Limited	75	927
Mahindra & Mahindra Limited	110	1,240
Tata Motors Limited	107	1,555
Union Bank of India Limited	357	966

		7,745

Indonesia — 2.2%
PT Astra International Tbk	701	727
PT Bank Central Asia Tbk	930	322
PT Perusahaan Gas Negara	1,870	1,313
PT Telekomunikasi Indonesia	2,455	1,473
PT United Tractors Tbk	2,769	1,035

		4,870

Israel — 1.0%
Bank Leumi Le – Israel	228	873
Teva Pharmaceutical Industries Ltd. – ADR	34	1,458

		2,331

Malaysia — 1.0%
Genting Berhad	162	916
Malayan Banking Berhad	215	632
Resorts World Berhad	248	734

		2,282

Mexico — 6.7%
America Movil S.A. de C.V.	2,849	4,167
Cemex S.A. de C.V. – ADR	80	4,742
Controladora Comercial Mexicana S.A. de C.V.	234	359
Desarrolladora Homex S.A. de C.V. – ADR	36	1,092	A
Grupo Bimbo S.A. de C.V.	228	795

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

Annual Report to Shareholders

	Shares	Value

Mexico — Continued
Grupo Carso S.A. de C.V.	34	$83
Grupo Financiero Banorte S.A. de C.V.	1,081	2,243
Telefonos de Mexico S.A. de C.V. (Telmex)	66	1,621

		15,102

Oman — 0.4%
Bank Muscat SAOG – GDR	41	950	A,B,C

Pakistan — 0.3%
Fauji Fertilizer Company Limited	294	674

Philippines — 0.5%
Philippine Long Distance Telephone Company	32	1,114

Poland — 0.5%
Polish Oil & Gas	782	835	A
Polski Koncern Naftowy Orlen S.A.	11	220

		1,055

Russia — 5.1%
AO VimpelCom – ADR	28	1,252	A
Gazprom – ADR	23	1,678
Lukoil – ADR	75	4,451
Lukoil – ADR	4	238	C
Mobile Telesystems – ADR	45	1,571
NovaTek OAO – GDR	50	1,120	B,C
OAO Mechel – ADR	16	387
Vsmpo-Avisma Corporation (VSMPO)	5	867	B

		11,564

South Africa — 10.3%
Aveng Limited	463	1,313
FirstRand Limited	764	2,223
Foschini Limited	128	1,050
Gold Fields Limited	117	2,058

Annual Report to Shareholders

	Shares	Value

South Africa — Continued
Impala Platinum Holdings Limited	14	$2,073
Imperial Holdings Limited	77	1,703	A
JD Group Limited	10	118
Kumba Resources Limited	103	1,654
MTN Group Limited	18	176
Murray & Roberts Holdings Limited	350	1,084
Naspers Limited	100	1,760
Network Healthcare Holdings Limited	173	206	A
Reunert Limited	80	666
Sasol Limited	77	2,748
Standard Bank Group Limited	142	1,698
Steinhoff International Holdings Limited	607	1,796
Tiger Brands Limited	39	884

		23,210

South Korea — 21.6%
Cheil Industries Inc.	25	697	A
Daewoo Securities Co., Ltd.	50	923	A
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	47	1,290	A
Dongbu Insurance Co., Ltd.	71	1,446
GS Engineering & Construction Corp.	32	1,703	A
Humax Co., Ltd.	55	1,482	A
Hynix Semiconductor Inc.	30	1,051	A
Hyundai Department Store Co., Ltd.	19	1,608	A
Hyundai Marine & Fire Insurance Co., Ltd.	98	1,423
Hyundai Mobis	9	844	A
Hyundai Motor Co., Ltd.	25	2,435	A
Kia Motors Corporation	46	1,212	A
Kookmin Bank – ADR	67	4,998	A
Kumho Electric Inc.	14	924	A
Kyeryong Construction Industrial Co., Ltd.	11	327	A
LG Electronics Inc.	17	1,507	A
LG Insurance Co., Ltd.	110	2,200
LG International Corporation	83	1,913	A
Samsung Electronics Co., Ltd.	18	11,653
Samsung Engineering Co., Ltd.	53	1,502	A

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

Annual Report to Shareholders

	Shares	Value

South Korea — Continued
Samsung Heavy Industries Co., Ltd.	81	$1,432	A
Samsung SDI Co., Ltd.	15	1,735	A
Samsung Securities Co., Ltd.	27	1,675
Shinhan Financial Group Co., Ltd.	37	1,507	A
Woori Finance Holdings Co., Ltd.	60	1,197	A

		48,684

Taiwan — 14.4%
Advanced Semiconductor Engineering Inc.	2,023	1,855
Asustek Computer Inc.	775	2,385
AU Optronics Corp.	359	535
AU Optronics Corp. – ADR	10	150
Compal Electronics Inc.	1,513	1,364
Greatek Electronics Inc.	275	360
High Tech Computer Corp.	131	2,455
Hon Hai Precision Industry Co., Ltd.	354	1,942
Lite-On Technology Corp.	1,368	1,865
NovaTek Microelectronics Corp., Ltd.	386	2,272
Phoenix Precision Technology Corporation	1,069	2,801
Powerchip Semiconductor Corp.	1,323	873
Powertech Technology Inc.	N.M.	1
Radiant Opto-Electronics Corporation	300	731
Siliconware Precision Industries Company	837	1,174
Siliconware Precision Industries Company – ADR	322	2,232
Taiwan Cement Corporation	1,455	1,040
Taiwan Semiconductor Manufacturing Company	2,237	4,259
Taiwan Semiconductor Manufacturing Company Ltd. – ADR	78	776
Unimicron Technology Corp.	1,069	1,511
Wistron Corporation	1,563	1,986	A

		32,567 --------
Thailand — 1.6%
Kasikornbank Public Company Limited	234	428
Krung Thai Bank Public Company Limited	1,969	528
PTT Public Company Limited	164	901

Annual Report to Shareholders

	Shares/Par	Value

Thailand — Continued $890A
Thai Airways International Public Company Limited	829
Thai Oil Public Company Limited	538	832

		3,579

Turkey — 3.0%
Akbank T.A.S.	97	791 1,511
Denizbank A.S.	233	A
Tupras-Türkiye Petrol Rafinerileri A.S.	42	772
Turk Sise ve Cam Fabrikalari A.S.	154	537 1,616
Türkiye Garanti Bankasi A.S.	445	A
Türkiye Is Bankasi (Isbank)	176	1,526

		6,753

Total Common Stocks and Equity Interests (Identified Cost — $159,261)		218,117

Repurchase Agreements — 3.1%
Bank of America
4.23%, dated 12/30/05, to be repurchased at $3,493 on 1/3/06 (Collateral: $3,565 Freddie Mac notes, 3.75%, due 3/15/07, value $3,567)	$3,491	3,491
Goldman, Sachs & Company
4.15%, dated 12/30/05, to be repurchased at $3,493 on 1/3/06 (Collateral: $3,576 Fannie Mae mortgage-backed securities, 5.5%, due 12/1/35, value $3,577)	3,491	3,491

Total Repurchase Agreements (Identified Cost — $6,982)		6,982

Total Investments — 99.8% (Identified Cost — $166,243)		225,099
Other Assets Less Liabilities — 0.2%		533

Net Assets — 100.0%		$225,632

A	Non-income producing.

B	Illiquid security valued at fair value under procedures approved by the Board of Directors.

C	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.0% of net assets.
N.M. — Not meaningful.
ADR — American Depository Receipt.
GDR — Global Depository Receipt.
See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Emerging Markets Trust

December 31, 2005
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $159,261)		$218,117
Short-term securities at value (Identified Cost – $6,982)		6,982
Cash and foreign currencies		985
Receivable for fund shares sold		1,250
Receivable for securities sold		12
Dividend and interest receivable		445
Other assets		224

Total assets		228,015

Liabilities:
Payable for fund shares repurchased	$649
Payable for securities purchased	1,005
Accrued management fee	153
Accrued distribution and service fees	191
Accrued expenses	116
Payable for foreign capital gain taxes	269

Total liabilities		2,383

Net Assets		$225,632

Net assets consist of:

Accumulated paid-in-capital applicable to:
10,813 Primary Class shares outstanding		$150,639
583 Institutional Class shares outstanding		10,733
Accumulated net investment loss		(62)
Undistributed net realized gain on investments		5,680
Unrealized appreciation/(depreciation) of investments		58,642	A

Net Assets		$225,632

Net Asset Value Per Share:
Primary Class		$19.80

Institutional Class		$19.74

A	Net of deferred foreign taxes of $229. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Emerging Markets Trust

For the Year Ended December 31, 2005
(Amounts in Thousands)

Investment Income:
Dividends	$5,014
Interest	170
Less foreign taxes withheld	(594)

Total income			$4,590

Expenses:
Management fee	1,714

Distribution and service fees:
Primary Class	1,677
Audit and legal fees	70
Custodian fee	460
Directors’ fees and expenses	17
Registration fees	49
Reports to shareholders	53

Transfer agent and shareholder servicing expense:
Primary Class	134
Institutional Class	—	A
Other expenses	134

	4,308
Less: Fees waived	(486)
Compensating balance credits	(2)

Total expenses, net of waivers and compensating balance credits			3,820

Net Investment Income			770

Net Realized and Unrealized Gain on Investments:
Realized gain on investments	30,189	B

Change in unrealized appreciation/(depreciation) of:
Investments	29,304	C
Assets and liabilities denominated in foreign currencies	(6)

Net Realized and Unrealized Gain on Investments			59,487

Change in Net Assets Resulting From Operations			$60,257

A	Amounts less than $1.

B	Net of foreign taxes of $208. See Note 1 to the financial statements.

C	Net of deferred foreign taxes of $229. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Emerging Markets Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/05	12/31/04

Change in Net Assets:
Net investment income/(loss)	$770	$(91)
Net realized gain on investments and foreign currency transactions	30,189	18,633
Change in unrealized appreciation of investments and assets and liabilities denominated in foreign currencies	29,298	4,836

Change in net assets resulting from operations	60,257	23,378

Distributions to shareholders from:

Net investment income:
Primary Class	(203)	—
Institutional Class	(111)	—

Net realized gains on investments:
Primary Class	(28,953)	(7,822)
Institutional Class	(1,281)	—

Change in net assets from Fund share transactions:
Primary Class	39,355	34,076
Institutional Class	10,733	—

Change in net assets	79,797	49,632

Net Assets:
Beginning of year	145,835	96,203

End of year	$225,632	$145,835

Accumulated net investment loss	$(62)	$(36)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Emerging Markets Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2005		2004		2003		2002		2001

Net asset value, beginning of year	$16.70		$14.69		$8.64		$10.08		$9.74

Investment operations:
Net investment income/(loss)	.07	A	(.01	) A	.05	A	(.03	) A	(.05	) A
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	6.04		2.98		6.00		(1.41)		.39

Total from investment operations	6.11		2.97		6.05		(1.44)		.34

Distribution from:
Net investment income	(.02)		—		—		—		—
Net realized gain on investments	(2.99)		(.96)		—		—		—

Total distributions	(3.01)		(.96)		—		—		—

Net asset value, end of year	$19.80		$16.70		$14.69		$8.64		$10.08

Ratios/supplemental data:
Total return	38.51%		20.51%		70.26%		(14.29)%		3.49%
Total expenses to average net assetsB	2.25	% A	2.31	% A	2.50	% A	2.50	% A	2.50	% A
Net expenses to average net assetsC	2.25	% A	2.31	% A	2.50	% A	2.50	% A	2.50	% A
Net investment income/(loss) to average net assets	.45	%A	(.08	)% A	.40	% A	(.17	)% A	(.36	)% A
Portfolio turnover rate	132.6%		149.1%		169.2%		77.6%		64.5%
Net assets, end of year (in thousands)	$214,123		$145,835		$96,203		$51,861		$66,647

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.25% until April 30, 2006. Prior to April 1, 2004, the voluntary expense limitation was 2.50% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2005, 2.54%; 2004, 2.62%; 2003, 2.99%; 2002, 2.96%; and 2001, 2.83%.

B	This ratio reflects total expenses before compensating balance credits, but net of the voluntary expense waivers described above.

C	This ratio reflects expenses net of compensating balance credits and voluntary expense waivers described above.

See notes to financial statements.

Financial Highlights — Continued

Emerging Markets Trust — Continued

Annual Report to Shareholders

Institutional Class:

	Period Ended
	December 31, 2005D

Net asset value, beginning of period	$16.90

Investment operations:
Net investment income	.04	E
Net realized and unrealized gain on investments, and foreign currency transactions	5.40

Total from investment operations	5.44

Distributions from:
Net investment income	(.19)
Net realized gain on investments	(2.41)

Total distributions	(2.60)

Net asset value, beginning of year	$19.74

Ratios/supplemental data:
Total return	32.86	%F
Total expenses to average net assetsB	1.25	%E,G
Net expenses to average net assetsC	1.25	%E,G
Net investment income to average net assets	.56	%E,G
Portfolio turnover rate	132.6%
Net assets, end of period (in thousands)	$11,509

D	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

E	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.25% until April 30, 2006. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been 1.47%.
F	Not annualized.

G	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Global Income Trust

   Average annual total returns for the Fund for various periods ended December 31, 2005, are presented below, along with its current and prior benchmark:

Average Annual Total Return

	One	Three	Five	Ten	Since
	Year	Years	Years	Years	InceptionA

Global Income Trust
Primary Class	-0.77%	+5.91%	+6.11%	+3.90%	+5.02%
Lehman Global Aggregate Index (50% Hedged)B	+2.43%	+3.62%	+5.87%	+6.16%	+6.40%
Citigroup World Government ex-U.S. Index (Hedged)C	+5.69%	+4.24%	+5.13%	+7.21%	+7.48%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   The Fund posted a total return of -0.77% for 2005, compared to +2.43% for the Lehman Global Aggregate Index (50% Hedged) and +5.69% for the Citigroup World Government ex-U.S. Index (Hedged). For most of the period we kept an overweight in U.S. duration, which detracted from performance as yields rose. We also kept an underweight in European duration, which subtracted from performance as we wrongly thought that the Euro economy would follow the U.S. on the recovery path. Although at the beginning of the second quarter we built a long duration in Europe, it became apparent that not only was Europe not recovering, but the economy was weakening as global manufacturing slowed down. This position turned to be very profitable as European yields fell to all-

A	The inception date of the Primary Class is April 16, 1993. Index returns are for periods beginning March 31, 1993. It is not possible to invest in an index.

B	This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The index hedges the currency back to 50% in dollars and leaves 50% in local currency.

C	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Management’s Discussion of Fund Performance — Continued

Legg Mason Global Income Trust — Continued

Annual Report to Shareholders

time lows during the second quarter. We held during the whole period a short duration position in Japan on the belief that a more sustainable recovery is taking place in the economy and that given the very low level of yields in this part of the world, our investments would have better returns elsewhere. This position was marginally positive for performance as yields rose across most of the curve.
   Our country allocation was also beneficial for performance. Our overweight Swedish, Polish and Hungarian government bonds added value as these countries offered higher yields than the Euro bond market at the beginning of the year and their spreads have compressed relative to Europe.
   Our overweight exposure to emerging markets also contributed to performance throughout the year. Over the year credit lagged government bonds by a small amount. Macroeconomic conditions, namely strong economic growth and cautious central banks, remained supportive for credit as the downgrades of GM and Ford, high oil prices and the hurricanes at the end of the summer weighed on the U.S. market.
   Our currency strategy contributed to performance as we consistently held an underweight Euro position against a basket of currencies, namely the Australian dollar, the Hungarian forint, and the Polish zloty, during the first half of the year. Our Euro underweight position detracted from performance in third quarter due to the dollar and yen weakening in the fourth quarter.

Outlook and Strategy

   The Fund starts the year 2006 with a defensive duration position. This stems mainly from our underweight positions in Japan and the euro zone. The generous provision of liquidity that financial markets around the world enjoyed, thanks to very accommodative policies by most of the global central banks in recent years, has lifted all asset markets, from equity markets to commodities and real estate. Bond markets of all denominations and across the entire risk spectrum also benefited from this trend and, interestingly, have exhibited little concern for the higher inflation that could potentially result from central bank largess or for any disruption to bond markets when the easy money is ultimately withdrawn. International markets seem to take heart from recent developments in the U.S. where 3.25% of tightening has left the long end unscathed. The growing awareness among pension funds of asset-liability mismatches in their balance sheets is now a well-publicized theme and has provided strong support to long duration assets in many markets.

   Euro-area government bond yields fell despite the global recovery, and continued to decline and reach new all-time lows for the 5-, 10-and 30-year benchmark bonds in the course of 2005, despite growing signs that the European Central Bank (“ECB”) was conducting an easy monetary policy.

Annual Report to Shareholders

   Euro-area government bonds proved not only very resilient to the global recovery, yields even continued to decline and reached new all-time lows for 5-, 10- and 30-year benchmark bonds in the course of 2005 despite growing signs that the ECB is conducting an accommodative policy: growing credit extension to the private sector, solid money supply growth, a weaker euro, booming real estate markets in Southern Europe, the recent acceleration in economic activity. We expect further rate hikes in 2006 but also a further slow deterioration in inflation fundamentals and consider the risk/reward trade-off on euro-area government bonds to be very poor indeed. Outside of government bonds we also find little that offers value, as spreads are tight. We continue to be underweight in Pfandbriefe, sovereign and supranational bonds, and maintain a neutral allocation to corporate bonds with a defensive subsector bias (mainly financials).
   We have partly balanced our negative stance on Europe with an overweight in the U.S. After the string of Federal Reserve System (“Fed”) rate hikes over the past 18 months, valuations look superior to other markets. The flatness of the curve indicates that the market expects an end to the tightening cycle soon and that policy could be fairly stable for a while. We concur with this assessment. Exposure in our portfolios is concentrated in the front end of the curve, mainly below 5 years in maturity. Given our expectation of continuing low volatility, we maintain an overweight in mortgage-backed securities. The allocation to corporate bonds is broadly neutral but with a somewhat riskier sub-sector and issue selection than in Europe.
   We maintain our long-standing underweight in Japan as we consider yield levels unattractive as we expect further improvement in the economy and a possible end to the quantitative easing policy in the spring. In this case policy rates would still stay at or close to zero for a while.
   Outside the three major markets, we like the U.K., Poland and Australia, as monetary policy there is tighter and yield levels are more attractive than in the Euro-area. In December, we reduced the allocation to the U.K. to index levels on the back of the exceptionally strong performance of this market in recent months.
   We have no strong views on currency markets at this point. The tightening in Fed policy and the strong cyclical performance of the U.S. economy appear to have been the dominant force behind the strong dollar in 2005. With growth moderation expected in 2006 and an end to the tightening cycle in sight, the dollar may find it hard to advance further. However, whether the cyclical recoveries in Europe and Japan and the response from central bankers

Management’s Discussion of Fund Performance — Continued

Legg Mason Global Income Trust — Continued

Annual Report to Shareholders

there are powerful enough to provide a challenge to the dollar remains to be seen. As a result, the Fund enters the new year with a broadly benchmark-like currency profile.

Western Asset Management Company

January 26, 2006

whether the cyclical recoveries in Europe and Japan and the response from central bankers there are powerful enough to provide a challenge to the dollar remains to be seen. As a result, the Fund enters the new year with a broadly benchmark-like currency profile.

Western Asset Management Company

January 26, 2006

Annual Report to Shareholders

Expense Example

Global Income Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2005, and held through December 31, 2005.

Actual Expenses

   The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/05	12/31/05	7/1/05 to 12/31/05

Primary Class:
Actual	$1,000.00	$991.10	$7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 1.40% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Global Income Trust

   The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	-0.77%	-0.77%
Five Years	+34.51%	+6.11%
Ten Years	+46.66%	+3.90%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. This graph is provided for illustrative purposes due to the shorter operating history of the Lehman Global Aggregate Bond Index (50% Hedged), the Fund’s current benchmark.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. Returns are for periods beginning January 1, 1999.

Annual Report to Shareholders

Portfolio Composition (as of December 31, 2005)

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C	Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders

Portfolio of Investments

Global Income Trust

December 31, 2005
(Amounts in Thousands)

	Rate	Maturity Date	ParA	Value

Long-Term Securities — 98.6%
Australian Dollar — 4.3%
Government Obligations — 4.3%
Commonwealth of Australia	6.250%	4/15/15	2,210	$1,746

British Sterling — 9.3%
Corporate Bonds and Notes — 2.8%
Auto Parts and Equipment — 0.3%
GKN Holdings plc	6.750%	10/28/19	67	123

Banks — 0.2%
Royal Bank of Scotland plc	6.200%	3/29/49	50	98	B

Diversified Financial Services — 1.5%
Annington Finance No. 4	8.070%	1/10/23	80	180
Company Operative Bank plc	5.875%	4/02/19	50	90	B
Investec plc	7.750%	3/01/16	32	59	B
Irish Nationwide Building Society	5.875%	12/15/08	50	89
Mellon Funding Corporation	6.375%	11/08/11	96	179

				597

Insurance — 0.5%
Bupa Finance plc	6.125%	9/16/20	45	81	B
Royal & Sun Alliance Insurance Group plc	8.500%	7/29/49	53	109	B

				190

Investment Banking/ Brokerage — 0.1%
The Bear Stearns Companies Inc.	5.125%	1/20/10	20	35

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

British Sterling — Continued Corporate Bonds and Notes — Continued
Special Purpose — 0.2%
Dignity Finance plc	8.151%	12/31/30	40	$93

Total Corporate Bonds and Notes				1,136

Government Obligations — 6.5%
United Kingdom of Great Britain and Northern Ireland	8.000%	6/07/21	50	124
United Kingdom Treasury Stock	4.750%	6/07/10	1,430	2,517
United Kingdom Treasury Stock	5.000%	3/07/12	17	30
United Kingdom Treasury Stock	5.000%	9/07/14	12	22

Total Government Obligations				2,693

Total British Sterling				3,829

Canadian Dollar — 1.0%
Government Obligations — 1.0%
Canadian Real Return Bond	4.000%	12/01/31	295	394	C

Euro — 9.2%
Corporate Bonds and Notes — 5.7%
Banking and Finance — 1.0%
Banco Bradesco S.A.	8.000%	4/15/14	50	68
General Motors Acceptance Corporation	4.750%	9/14/09	105	110
Unicredito Italiano Capital Trust	4.028%	10/27/49	190	221	B

				399

Banks — 0.8%
HSBC Capital Funding	5.130%	12/29/49	80	102	B
Lloyds Bank plc	4.385%	5/29/49	201	242	B

				344

Distribution — 0.2%
Central European Distribution Corporation	8.000%	7/25/12	50	64	D

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

Euro — Continued Corporate Bonds and Notes — Continued
Diversified Financials — 0.3%
ING Groep N.V.	4.176%	6/08/49	108	$128	B

Diversified Financial Services — 0.5%
HBOS plc	5.125%	10/29/49	100	128	B
Legal & General Group plc	4.000%	6/08/25	57	68	B

				196

Insurance — 0.3%
Aviva plc	5.700%	9/29/49	100	133	B

Investment Management — 0.5%
AIB UK 1 LP	4.781%	12/17/49	183	215	B

Manufacturing (Diversified) — 0.8%
Samsonite Corporation	6.848%	6/01/10	13	16	E
Tyco International Group S.A.	6.125%	4/04/07	260	318

				334

Media — 0.2%
Central European Media Enterprises Ltd.	7.976%	5/15/12	50	62	D,E

Pharmaceuticals — 0.3%
Glaxosmithkline Capital plc	4.000%	6/16/25	102	120

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

Euro — Continued Corporate Bonds and Notes — Continued
Special Purpose — 0.6%
Eco-Bat Finance Ltd.	10.125%	1/31/13	20	$27	D
UBS Preferred Funding	4.280%	4/29/49	177	215	B
Valentia Telecommunications Limited	7.250%	8/15/13	17	22

				264

Telecommunications — 0.2%
Koninklijke (Royal) KPN N.V.	4.000%	6/22/15	87	99

Total Corporate Bonds and Notes				2,358

Government Obligations — 3.5%
Federal Republic of Germany	4.750%	7/04/34	460	656
Kingdom of Belgium	5.000%	3/28/35	520	765

Total Government Obligations				1,421

Total Euro				3,779

Japanese Yen — 2.8%
Government Obligations — 2.8%
Government of Japan	0.500%	6/20/13	75,000	602
Government of Japan	0.800%	9/10/15	31,000	265
Government of Japan	1.400%	9/20/15	19,000	160
Government of Japan	0.800%	12/10/15	17,000	143

Total Japanese Yen				1,170

Norwegian Krone — 1.7%
Government Obligations — 1.7%
Kingdom of Norway	6.500%	5/15/13	2,300	404
Kingdom of Norway	5.000%	5/15/15	1,760	288

Total Norwegian Krone				692

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

Polish Zloty — 2.5%
Government Obligations — 2.5%
Government of Poland	6.000%	5/24/09	2,265	$721
Government of Poland	5.000%	10/24/13	1,030	317

Total Polish Zloty				1,038

United States Dollar — 67.8%
Corporate Bonds and Notes — 22.7%
Aerospace/ Defense — 0.4%
Northrop Grumman Corporation	4.079%	11/16/06	35	35
Systems 2001 Asset Trust	6.664%	9/15/13	124	132	D,F

				167

Apparel — N.M.
Oxford Industries, Inc.	8.875%	6/01/11	10	10

Auto Parts and Equipment — N.M.
Visteon Corporation	8.250%	8/01/10	20	17

Banking and Finance — 3.0%
Boeing Capital Corporation	5.750%	2/15/07	280	283
Ford Motor Credit Company	7.375%	10/28/09	420	372
Ford Motor Credit Company	7.375%	2/01/11	50	44
General Motors Acceptance Corporation	5.625%	5/15/09	410	365
HSBC Finance Corporation	8.000%	7/15/10	50	56
HSBC Finance Corporation	7.000%	5/15/12	80	87

				1,207

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Banks — 0.7%
Bank of America Corporation	7.400%	1/15/11	80	$88
Bank One Corporation	5.900%	11/15/11	180	187

				275

Cable — 1.5%
Comcast Cable Communications, Inc.	6.750%	1/30/11	155	164
Comcast Corporation	6.500%	1/15/15	155	164
Cox Communications, Inc.	7.125%	10/01/12	195	209
CSC Holdings Inc.	7.625%	4/01/11	1	1
CSC Holdings Inc.	7.875%	2/15/18	20	19
DIRECTV Holdings LLC	6.375%	6/15/15	20	20
EchoStar DBS Corporation	7.780%	10/01/08	23	23	E
Rogers Cable Inc.	6.750%	3/15/15	10	10	F

				610

Casino Resorts — 0.3%
Caesars Entertainment, Inc.	8.125%	5/15/11	7	8
Caesars Entertainment, Inc.	7.000%	4/15/13	8	8
Inn of The Mountain Gods Resort and Casino	12.000%	11/15/10	10	10
MGM MIRAGE	8.500%	9/15/10	20	22
MGM MIRAGE	6.750%	9/01/12	20	20
MGM MIRAGE	6.625%	7/15/15	10	10
Premier Entertainment Biloxi LLC	10.750%	2/01/12	10	10
Station Casinos, Inc.	6.000%	4/01/12	10	10
Station Casinos, Inc.	6.875%	3/01/16	10	10

				108

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Chemicals — 0.2%
IMC Global Inc.	11.250%	6/01/11	20	$22
Lyondell Chemical Company	9.625%	5/01/07	3	3
MacDermid, Incorporated	9.125%	7/15/11	24	25
Rhodia S.A.	10.250%	6/01/10	20	22	F
Westlake Chemical Corporation	8.750%	7/15/11	10	11

				83

Coal — N.M.
Peabody Energy Corporation	6.875%	3/15/13	18	19

Computer Services and Systems — 0.3%
Electronic Data Systems Corporation	7.125%	10/15/09	110	117
Sungard Data Systems Incorporated	9.125%	8/15/13	10	10	D

				127

Diversified Financial Services — 0.6%
Citigroup Inc.	4.125%	2/22/10	240	233

Electric — 1.5%
Duke Energy Corporation	3.750%	3/05/08	200	195
FirstEnergy Corp.	6.450%	11/15/11	190	201
FirstEnergy Corp.	7.375%	11/15/31	70	83
The AES Corporation	9.500%	6/01/09	17	18
The AES Corporation	8.875%	2/15/11	7	8
The AES Corporation	8.750%	5/15/13	65	71	D
The AES Corporation	7.750%	3/01/14	6	6
The Cleveland Electric Illuminating Company	5.650%	12/15/13	40	41

				623

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Energy — 1.1%
Mirant North America LLC	7.375%	12/31/13	5	$ 5	D
Pacific Gas and Electric Company	3.600%	3/01/09	330	317
TXU Corp.	6.550%	11/15/34	140	132

				454

Environmental Services — 0.7%
Waste Management, Inc.	6.875%	5/15/09	275	290

Food, Beverage and Tobacco — 1.0%
Altria Group, Inc.	5.625%	11/04/08	120	122
Altria Group, Inc.	7.000%	11/04/13	160	175
Kraft Foods Inc.	5.250%	6/01/07	50	50
Sara Lee Corporation	6.250%	9/15/11	40	41
Sara Lee Corporation	3.875%	6/15/13	20	18

				406

Funeral Parlors and Cemeteries — N.M.
Service Corporation International	7.500%	6/15/17	10	10	D

Gaming — N.M.
Mohegan Tribal Gaming Authority	8.000%	4/01/12	8	8

Gas and Pipeline Utilities — 1.4%
Dynegy Holdings Inc.	8.750%	2/15/12	70	76
Southern Natural Gas Company	8.875%	3/15/10	105	112
Southern Natural Gas Company	8.000%	3/01/32	49	54
The Williams Companies, Inc.	7.125%	9/01/11	270	280
The Williams Companies, Inc.	8.750%	3/15/32	50	58

				580

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Health Care — N.M.
Tenet Healthcare Corporation	6.500%	6/01/12	20	$19
Tenet Healthcare Corporation	9.875%	7/01/14	10	10

				29

Insurance — 0.1%
Xl Capital Ltd.	5.250%	9/15/14	20	20	F

Investment Banking/ Brokerage — 0.8%
JPMorgan Chase & Co.	5.750%	1/02/13	170	175
Lehman Brothers Holdings Inc.	4.000%	1/22/08	30	30
Lehman Brothers Holdings Inc.	7.000%	2/01/08	100	104

				309

Lodging/ Hotels — N.M.
Hilton Hotels Corporation	7.625%	5/15/08	4	4
Host Marriott Corporation	7.875%	8/01/08	2	2
Starwood Hotels & Resorts Worldwide, Inc.	7.375%	5/01/07	5	5

				11

Machinery — N.M.
Case New Holland Incorporated	9.250%	8/01/11	2	2
Terex Corporation	7.375%	1/15/14	10	10

				12

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Manufacturing (Diversified) — 0.5%
Tyco International Group S.A.	6.125%	11/01/08	100	$ 102	F
Tyco International Group S.A.	6.375%	10/15/11	85	88	F

				190

Media — 1.4%
Lamar Media Corporation	7.250%	1/01/13	19	20
SBC Communications Inc.	5.100%	9/15/14	30	29
Time Warner Inc.	6.150%	5/01/07	385	390
Time Warner Inc.	6.875%	5/01/12	5	5
Time Warner Inc.	7.625%	4/15/31	100	112

				556

Medical Care Facilities — 0.9%
DaVita, Inc.	7.250%	3/15/15	40	41
HCA, Inc.	7.250%	5/20/08	20	21
HCA, Inc.	5.250%	11/06/08	55	54
HCA, Inc.	6.250%	2/15/13	190	190
HCA, Inc.	5.750%	3/15/14	50	48
Health Care REIT, Inc.	8.000%	9/12/12	11	12

				366

Medical Products — 0.1%
Fresenius Medical Care Capital Trust II	7.875%	2/01/08	22	23	G

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Oil and Gas — 1.9%
AmeriGas Partners, L.P.	7.250%	5/20/15	10	$10
Chesapeake Energy Corporation	7.500%	9/15/13	10	11
Chesapeake Energy Corporation	6.250%	1/15/18	10	10
ConocoPhillips	4.750%	10/15/12	150	149
El Paso Corporation	7.800%	8/01/31	17	17
El Paso Corporation	7.750%	1/15/32	100	100
El Paso Natural Gas Company	8.375%	6/15/32	62	70
Kerr-McGee Corporation	7.875%	9/15/31	150	178
Plains Exploration & Production Company	7.125%	6/15/14	10	10
Pogo Producing Company	6.875%	10/01/17	6	6	D
Pride International, Inc.	7.375%	7/15/14	20	22
Suburban Propane Partners LP	6.875%	12/15/13	20	19
Western Oil Sands Inc.	8.375%	5/01/12	27	30	F
XTO Energy, Inc.	7.500%	4/15/12	145	162

				794

Paper and Forest Products — 0.2%
Georgia-Pacific Corp.	9.500%	12/01/11	5	5
Georgia-Pacific Corp.	7.700%	6/15/15	3	3
Weyerhaeuser Company	6.125%	3/15/07	54	55

				63

Pharmaceuticals — 0.3%
AmerisourceBergen Corporation	5.875%	9/15/15	10	10	D
Bristol-Myers Squibb Company	5.750%	10/01/11	90	93
Omnicare, Inc.	6.875%	12/15/15	14	14

				117

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Publishing — N.M.
Sun Media Corporation	7.625%	2/15/13	5	$ 5	F
The Readers Digest Association, Inc.	6.500%	3/01/11	10	10

				15

Real Estate — 0.1%
Forest City Enterprises, Inc.	6.500%	2/01/17	6	6
Ventas, Inc.	8.750%	5/01/09	10	11
Ventas, Inc.	6.750%	6/01/10	10	10
Ventas, Inc.	7.125%	6/01/15	10	10

				37

Rental and Lease Services — N.M.
Hertz Corporation	8.875%	1/01/14	10	10	D

Retail — 0.4%
J.C. Penney Company, Inc.	7.400%	4/01/37	10	11
Wal-Mart Stores, Inc.	6.875%	8/10/09	160	171

				182

Special Purpose — 1.6%
Devon Financing Corporation ULC	6.875%	9/30/11	260	284
DI Finance LLC	9.500%	2/15/13	10	10
Qwest Capital Funding, Inc.	7.750%	2/15/31	20	19
Sprint Capital Corporation	6.000%	1/15/07	165	167
Sprint Capital Corporation	7.625%	1/30/11	50	55
Sprint Capital Corporation	8.375%	3/15/12	100	116

				651

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued Corporate Bonds and Notes — Continued
Telecommunications — 0.1%
BellSouth Corporation	4.750%	11/15/12	10	$10
Cincinnati Bell Inc.	7.000%	2/15/15	21	20

				30

Telecommunications (Cellular/ Wireless) — 0.9%
AT&T Wireless Services Inc.	7.500%	5/01/07	305	316
Intelsat(Bermuda), Ltd.	8.625%	1/15/15	10	10	D,F
Nextel Communications, Inc.	7.375%	8/01/15	20	21
Rogers Wireless Communications Inc.	6.375%	3/01/14	20	20	F

				367

Transportation — 0.4%
Delta Air Lines, Inc.	6.718%	1/02/23	83	84
Horizon Lines, LLC	9.000%	11/01/12	11	12
Kansas City Southern Railway	9.500%	10/01/08	29	31
OMI Corporation	7.625%	12/01/13	10	10	F
Teekay Shipping Corporation	8.875%	7/15/11	22	25	F

				162

Utilities — 0.3%
United Utilities plc	6.450%	4/01/08	130	134	F

Total Corporate Bonds and Notes				9,305

Annual Report to Shareholders

	Rate	Maturity Date	Par A	Value

United States Dollar — Continued
Mortgage-Backed Securities — 0.1%
GMAC Commercial Mortgage Securities Inc. 1999-CTL1	0.834%	12/15/16	2,895	$ 27	D,H1

Municipal Bonds — 0.1%
Liberty New York Development Corporation Revenue	5.250%	10/01/35	30	34

U.S. Government and Agency Obligations — 20.6%
United States Treasury Bonds	6.250%	5/15/30	30	37
United States Treasury Bonds	5.375%	2/15/31	190	213
United States Treasury Inflation-Protected Security	0.875%	4/15/10	704	670	C
United States Treasury Inflation-Protected Security	2.000%	7/15/14	623	620	C
United States Treasury Inflation-Protected Security	1.625%	1/15/15	522	502	C
United States Treasury Inflation-Protected Security	1.875%	7/15/15	829	816	C
United States Treasury Notes	3.000%	11/15/07	5,580	5,441
United States Treasury Notes	4.500%	11/15/10	140	141

Total U.S. Government and Agency Obligations				8,440

U.S. Government Agency Mortgage- Backed Securities — 19.5%
Fannie Mae	7.000%	7/01/29	125	129	E
Fannie Mae	6.500%	12/01/34	71	73
Fannie Mae	5.000%	12/01/35	300	308	I
Fannie Mae	5.500%	12/01/35	800	807	I
Fannie Mae	6.000%	12/01/35	1,000	990	I
Fannie Mae	6.500%	12/01/35	3,900	3,778	I
Freddie Mac	6.500%	8/01/29	159	164
Freddie Mac	5.000%	12/01/35	100	97	I

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

	Rate	Maturity Date	Par A	Value

United States Dollar — Continued U.S. Government Agency Mortgage–Backed Securities — Continued
Government National Mortgage Association	7.000%	8/15/28	13	$14
Government National Mortgage Association	6.500%	10/15/31	402	420
Government National Mortgage Association	6.000%	11/15/32	144	148
Government National Mortgage Association	5.000%	12/01/35	1,090	1,075	I

Total U.S. Government Agency Mortgage-Backed Securities				8,003

Government Obligations — 4.6%
Federative Republic of Brazil	5.250%	4/15/12	46	45	E,F
Federative Republic of Brazil	5.250%	4/15/12	61	61	E,F
Federative Republic of Brazil	8.875%	4/15/24	7	8	F
Federative Republic of Brazil	12.250%	3/06/30	30	43	F
Federative Republic of Brazil	11.000%	8/17/40	64	82	F
Republic of Colombia	11.750%	2/25/20	65	90	F
Republic of Colombia	8.125%	5/21/24	20	22	F
Republic of Panama	9.375%	1/16/23	30	38	F
Republic of Panama	7.125%	1/29/26	90	91	F
Republic of Peru	5.000%	3/07/17	43	42	B,F
Republic of Peru	5.000%	3/07/17	57	54	B,D,F
Republic of Peru	8.750%	11/21/33	40	45	F
Russian Federation	5.000%	3/31/30	470	530	B,F
United Mexican States	8.375%	1/14/11	20	23	F
United Mexican States	8.300%	8/15/31	100	128	F
United Mexican States	7.500%	4/08/33	481	570	F

Total Government Obligations				1,872

Preferred Stocks — 0.2%
Fannie Mae	7.000%		2shs	98	E

Annual Report to Shareholders

	ParA	Value

United States Dollar — Continued
Warrants — N.M.
AT&T Latin America Corporation	18wts	$0

Total United States Dollar		27,779

Total Long-Term Securities (Identified Cost — $40,069)		40,427

Short-Term Securities — 14.6%
Repurchase Agreements — 14.6%
Goldman, Sachs & Company 4.24%, dated 12/30/05, to be repurchased at $2,984 on 1/3/06 (Collateral: $2,435 Tennessee Valley Authority bonds, 6.75%, due 11/1/25, value $3,044)	$2,983	2,983
Lehman Brothers, Inc. 4.15%, dated 12/30/05, to be repurchased at $2,984 on 1/3/06 (Collateral: $2,995 Federal Home Loan Bank notes, 5%, due 5/13/11, value $3,043)	2,983	2,983

Total Short-Term Securities (Identified Cost — $5,966)		5,966

Total Investments — 113.2% (Identified Cost — $46,035)		$46,393
Other Assets Less Liabilities — (13.2)%		(5,393)

Net Assets — 100.0%		$41,000

Portfolio of Investments — Continued

Global Income Trust — Continued

Annual Report to Shareholders

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedJ
Eurodollar Futures	December 2006	27	$8
U.S. Treasury Bond Futures	March 2006	2	5

			$13

Futures Contracts WrittenJ
Bundesobligation Futures	March 2006	18	$(25)
U.S. Treasury Note Futures	March 2006	9	(6)

			$(31)

A	Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency. Securities denominated in euro may not have been originally issued in euro, but were converted to euro from their local currencies as of January 1, 2002.

B	Stepped Coupon Security — A security with a predetermined schedule of interest or dividend rate changes.

C	Inflation-Protected Security — A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

D	Rule 144A Security — A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 1.2% of net assets.

E	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, or the one-year U.S. Treasury Bill rate. The coupon rates are as of December 31, 2005.

F	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.

G	Unit — A security which consists of a bond and warrants to purchase the stock of the issuer.

H	Stripped Security — Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

I	When-issued Security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

J	Options and futures are described in more detail in the notes to financial statements.

N.M. — Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Global Income Trust

December 31, 2005
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $40,069)		$40,427
Short-term securities at value (Identified Cost – $5,966)		5,966
Cash and foreign currencies		1,114
Receivable for fund shares sold		49
Receivable for securities sold		303
Interest income receivable		435
Other assets		1

Total assets		48,295

Liabilities:
Payable for fund shares repurchased	$78
Payable for securities purchased	7,096
Payable for futures variation margin	18
Distribution fees payable	33
Accrued management fee	4
Accrued distribution and service fees	17
Accrued expenses	49

Total liabilities		7,295

Net Assets		$41,000

Net assets consist of:

Accumulated paid-in-capital applicable to:
4,664 Primary Class shares outstanding		$43,973
Undistributed net investment income		260
Accumulated net realized loss on investments, options, futures and foreign currency transactions		(3,657)
Unrealized appreciation/(depreciation) of investments, options, futures and foreign currency translations		424

Net Assets		$41,000

Net Asset Value Per Share:
Primary Class		$8.79

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Global Income Trust

For the Year Ended December 31, 2005
(Amounts in Thousands)

Investment Income:
Interest	$1,959
Dividends	6

Total income			$1,965

Expenses:
Management fee	333
Distribution and service fees	333
Audit and legal fees	63
Custodian fee	77
Directors’ fees and expenses	14
Registration fees	20
Reports to shareholders	32
Transfer agent and shareholder servicing expense	50
Other expenses	39

	961
Less: Fees waived	(338)
Compensating balance credits	(1)

Total expenses, net of waivers and compensating balance credits			622

Net Investment Income			1,343

Net Realized and Unrealized Loss on Investments:

Realized gain/(loss) on:
Investments	573
Futures	30
Options	—	A
Foreign currency transactions	(203)

			400

Change in unrealized depreciation of:
Investments, options and futures	(2,092)
Assets and liabilities denominated in foreign currencies	(1)

			(2,093)

Net Realized and Unrealized Loss on Investments			(1,693)

Change in Net Assets Resulting From Operations			$(350)

A	Amounts less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Global Income Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/05	12/31/04

Change in Net Assets:
Net investment income	$1,343	$1,220
Net realized gain on investments, options, futures and foreign currency transactions	400	3,347
Change in unrealized depreciation of investments, options, futures, and assets and liabilities denominated in foreign currencies	(2,093)	(1,038)

Change in net assets resulting from operations	(350)	3,529
Distributions to shareholders from net investment income	(1,739)	(1,215)
Change in net assets from Fund share transactions	(2,379)	(1,296)

Change in net assets	(4,468)	1,018

Net Assets:
Beginning of year	45,468	44,450

End of year	$41,000	$45,468

Undistributed net investment income	$260	$808

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Global Income Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2005		2004		2003		2002		2001

Net asset value, beginning of year	$9.22		$8.74		$8.63		$8.10		$8.25

Investment operations:
Net investment income	.28	A	.23	A	.28	A	.30	A	.39
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	(.35)		.49		.61		.53		(.19)

Total from investment operations	(.07)		.72		.89		.83		.20

Distributions:
From net investment income	(.36)		(.24)		(.78)		(.30)		(.15)
Tax return of capital	—		—		—		—		(.20)

Total distributions	(.36)		(.24)		(.78)		(.30)		(.35)

Net asset value, end of year	$8.79		$9.22		$8.74		$8.63		$8.10

Ratios/supplemental data:
Total return	(.77)%		8.39%		10.45%		10.51%		2.47%
Total expenses to average net assets	1.40	% A,B	1.53	% A	1.90	% A	1.90	% A	1.90%
Net expenses to average net assets	1.40	% A,C	1.53	% A	1.90	% A	1.90	% A	1.90%
Net investment income to average net assets	3.02	% A	2.72	% A	2.83	% A	3.70	% A	4.23%
Portfolio turnover rate	242.5%		245.2%		198.4%		141.0%		263.2%
Net assets, end of year (in thousands)	$41,000		$45,468		$44,450		$41,450		$43,609

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.40% until April 30, 2006. Prior to April 1, 2004, the voluntary expense limitation was 1.90% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2005, 2.16%; 2004, 2.18%; 2003, 2.32%; and 2002, 2.18%.

B	This ratio reflects total expenses before compensating balance credits, but net of the voluntary expense waivers described above.

C	This ratio reflects expenses net of compensating balance credits and voluntary expense waivers described above.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason International Equity Trust

   Average annual total returns for the Fund for various periods ended December 31, 2005, are presented below, along with those of its benchmark and some comparative indices:

Average Annual Total Return

	One	Three	Five	Ten	Since
	Year	Years	Years	Years	InceptionA

International Equity Trust:
Primary Class	+19.11%	+26.26%	+7.30%	+5.96%	+6.23%
Financial Intermediary Class	+20.03%	N/A	N/A	N/A	+27.33%
Institutional Class	+20.38%	+27.58%	+8.37%	N/A	+4.05%
MSCI EAFE IndexB	+13.54%	+23.68%	+4.55%	+5.84%	+6.83%
MSCI EM Index (Net)C	+34.00%	+37.88%	+19.09%	N/A	N/A
MSCI EM Index (Gross)D	+34.54%	+38.35%	+19.44%	+6.98%	+7.27%
S&P 500 Stock CompositeE	+4.91%	+14.39%	+0.54%	+9.07%	+10.93%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com, for the Financial Intermediary and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	The inception date of the Primary Class is February 17, 1995. The inception date of the Financial Intermediary Class is May 16, 2003. The inception date of the Institutional Class is May 5, 1998. Index returns are for periods beginning February 28, 1995. It is not possible to invest in an index.

B	The Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index is a market capitalization-weighted index of approximately 1,100 stocks traded in 20 countries around the world.

C	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) is a market-weighted aggregate of 26 individual emerging country indices calculated with the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-residential individuals who do not benefit from double taxation treaties.

D	The Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Gross) is a market-weighted aggregate of 26 individual emerging country indices calculated with the maximum possible dividend reinvestment.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

Management’s Discussion of Fund Performance — Continued

Legg Mason International Equity Trust — Continued

Annual Report to Shareholders

   For the year, the Morgan Stanley Capital International (“MSCI”) Europe, Australia and Far East (“EAFE”) Index advanced 13.54%, despite a strong U.S. dollar. The index return was led by the Japanese market, which rose over 25% for the period. The EAFE return was well ahead of the broad market indices in the U.S. and lagged the emerging markets index. The S&P 500 Stock Composite Index rose 4.91%, while the Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Index (Net) was up 34.00%.

   The International Equity Trust participated in this positive market environment for equities, rising 19.11% for the year, outperforming the benchmark. For the year, the portfolio benefited from positive stock selection across the regions, most notably within Japan. Region and sector weights also added value, including the exposure to emerging markets. Our investment process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks. As a result, the portfolio was broadly diversified across the regions and sectors.

Batterymarch Financial Management, Inc.

January 26, 2006

Annual Report to Shareholders

Expense Example

International Equity Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2005, and held through December 31, 2005.

Actual Expenses

   The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if a redemption fee applied to your transactions, your costs would have been higher.

Expense Example — Continued

Annual Report to Shareholders

	Beginning	Ending	Expenses PaidA
	Account	Account	During the
	Value	Value	Period
	7/1/05	12/31/05	7/1/05 to 12/31/05

Primary Class:
Actual	$1,000.00	$1,186.30	$11.57
Hypothetical (5% return before expenses)	1,000.00	1,014.62	10.66

Financial Intermediary Class:
Actual	$1,000.00	$1,190.90	$7.46
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

Institutional Class:
Actual	$1,000.00	$1,193.60	$5.58
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.14

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 2.10%, 1.35% and 1.01% for the Primary Class, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

International Equity Trust

   The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Financial Intermediary or Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

   Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+19.11%	+19.11%
Five Years	+42.24%	+7.30%
Ten Years	+78.44%	+5.96%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+20.03%	+20.03%
Life of Class*	+88.65%	+27.33%

* Inception date: May 16, 2003

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning April 30, 2003.

Performance Information — Continued

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2005

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+20.38%	+20.38%
Five Years	+49.47%	+8.37%
Life of Class*	+35.49%	+4.05%

* Inception date: May 5, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning April 30, 1998.

Annual Report to Shareholders

Industry Diversification

December 31, 2005
(Amounts in Thousands)

	% of Net
	Assets	Value

Aerospace & Defense	1.1%	$ 3,053
Airlines	0.9	2,476
Auto Components	2.9	8,019
Automobiles	4.1	11,600
Banks	17.7	49,798
Beverages	1.0	2,950
Chemicals	3.9	10,821
Commercial Services & Supplies	0.6	1,745
Communications Equipment	0.3	687
Construction & Engineering	2.2	6,230
Construction Materials	1.9	5,359
Diversified Financials	4.6	13,026
Diversified Telecommunications	1.7	4,711
Electric Utilities	0.3	801
Electrical Equipment & Instruments	2.6	7,243
Food & Drug Retailing	3.5	9,974
Food Products	0.5	1,393
Health Care Providers & Services	1.0	2,829
Household Durables	1.7	4,873
Industrial Conglomerates	0.4	1,244
Insurance	4.0	11,305
IT Consulting & Services	2.7	7,748
Leisure Equipment & Products	0.3%	803
Machinery	2.8	8,000
Marine	0.2	662
Media	1.4	3,965
Metals & Mining	3.5	9,787
Multi-Line Retail	0.5	1,539
Oil & Gas	11.2	31,563
Pharmaceuticals	6.2	17,466
Real Estate	2.6	7,438
Semiconductor Equipment & Products	0.8	2,260
Specialty Retail	0.2	640
Textiles & Apparel	0.2	525
Tobacco	1.9	5,340
Trading Companies & Distributors	3.5	9,929
Transportation Infrastructure	0.3	793
Water Utilities	0.6	1,582
Wireless Telecommunication Services	1.8	5,031
Short-Term Investments	2.0	5,726

Total Investment Portfolio	99.6	280,934
Other Assets Less Liabilities	0.4	1,150

Net Assets	100.0%	$282,084

International Equity Trust — Continued

Industry Diversification — Continued

Annual Report to Shareholders

Portfolio of Investments

International Equity Trust

December 31, 2005
(Amounts in Thousands)

	Shares	Value

Common Stocks and Equity Interests — 97.6%
Australia — 3.0%
BHP Billiton Limited	144	$2,411
Challenger Financial Services Group Limited	279	829
Coles Myer Limited	75	565
Foster’s Group Limited	212	868
Leighton Holdings Limited	132	1,732
QBE Insurance Group Limited	153	2,195

		8,600

Austria — 0.4%
OMV AG	21	1,230

Belgium – 1.4%
Delhaize Group	28	1,854
Fortis	39	1,231
KBC Bankverzekeringsholding	8	781

		3,866

Brazil — 0.7%
Banco Bradesco S.A. – preferred shares – ADR	33	968
Petroleo Brasileiro S.A. – ADR	17	1,120

		2,088

Canada — 3.2%
Biovail Corporation	35	826
Canadian National Railway Company	10	793
Husky Energy Inc.	21	1,040
Industrial Alliance Insurance and Financial Services Inc.	15	375
National Bank of Canada	16	825
Sun Life Financial Inc.	24	964
Talisman Energy Inc.	14	741

Annual Report to Shareholders

	Shares	Value

Canada — Continued
Teck Cominco Limited	32	$1,702
Telus Corporation	15	629
The Toronto-Dominion Bank	21	1,083

		8,978

Finland — 0.4%
Wartsila Corporation	36	1,053

France — 11.1%
Alstom	23	1,306A
Assurances Generales de France (AGF)	10	1,030
Atos Origin S.A.	23	1,508	A
BNP Paribas S.A.	40	3,273
Bouygues S.A.	35	1,695
Cap Gemini S.A.	47	1,889	A
Compagnie Generale des Etablissements Michelin	14	781
Credit Agricole S.A.	31	966
France Telecom S.A.	18	457
Sanofi-Aventis	27	2,337
Societe BIC S.A.	13	748
Societe Generale	21	2,560
STMicroelectronics N.V.	73	1,315
Suez S.A.	85	2,648
Thomson	20	419
TotalFinaElf S.A.	17	4,223
Valeo S.A.	9	331
Vallourec S.A.	6	3,245
Vivendi Universal S.A.	22	701

		31,432

Germany — 6.2%
Adidas-Salomon AG	3	525
Allianz AG	17	2,497
BASF AG	26	2,020
Bayer AG	43	1,812
Celesio (Gehe) AG	17	1,473

Portfolio of Investments — Continued

International Equity Trust — Continued

Annual Report to Shareholders

	Shares	Value

Germany — Continued
Continental AG	20	$1,814
DaimlerChrysler AG	20	998
Deutsche Bank AG	18	1,728
Deutsche Telekom AG	45	757
Fresenius AG – preferred shares	10	1,356
RWE AG	33	2,427

		17,407

Hong Kong — 1.5%
Esprit Holdings Limited	90	639
Hutchison Whampoa Limited	56	534
Kerry Properties Limited	224	594
Li & Fung Limited	270	521
PetroChina Company Limited	852	692
The Link REIT	590	1,118	A

		4,098

India — 0.5%
Suzlon Energy Ltd.	73	1,456	A

Ireland — 1.0%
C&C Group plc	125	798
Depfa Bank plc	59	873
Irish Life & Permanent plc	59	1,213

		2,884

Italy — 3.2%
Banca Intesa S.p.A.	171	906
Banca Popolare di Milano Scarl (BPM)	65	715
ENI S.p.A.	45	1,234
ERG S.p.A.	33	787
Italcementi S.p.A.	72	1,345
Milano Assicurazioni S.p.A.	174	1,187

Annual Report to Shareholders

	Shares	Value

Italy — Continued
Pirelli & C. Real Estate S.p.A.	13	$711
Telecom Italia S.p.A.	292	722
UniCredito Italiano S.p.A	215	1,478

		9,085

Japan — 25.8%
AISIN SEIKO CO., LTD.	35	1,291
CANON SALES CO., INC	70	1,495
CANON, INC	30	1,772
Chubu Electric Power Company, Incorporated	25	595
Electric Power Development Co., Ltd.	6	206
EXEDY Corporation	21	579
FamilyMart Co., Ltd	54	1,839
FUJI ELECTRIC HOLDINGS CO., LTD.	310	1,642
Fujikura Ltd.	160	1,296
HONDA MOTOR CO., LTD.	30	1,722
HOYA CORPORATION	16	560
JAPAN TOBACCO INC	N.M.	860
Jupiter Telecommunications Co., Ltd.	1	877	A
KDDI CORPORATION	N.M.	835
KOITO MANUFACTURING CO., LTD.	67	1,029
KOYO SEIKO CO., LTD.	51	949
LEOPALACE21 CORPORATION	23	834
Marubeni Corporation	404	2,167
Mazda Motor Corporation	103	471
Mitsubishi Chemical Holdings Corporation	98	617
Mitsubishi Corporation	81	1,791
Mitsubishi Electric Corporation	214	1,514
MITSUBISHI MATERIALS CORPORATION	461	2,355
Mitsubishi Tokyo Financial Group, Inc.	N.M.	3,349
MITSUI & CO., LTD.	137	1,759
Mitsui Fudosan Co., Ltd.	122	2,476
Mitsui Mining & Smelting Company, Limited	170	1,067
Mitsui Trust Holdings, Inc.	180	2,160
Mizuho Financial Group, Inc.	N.M.	793
NAMCO BANDAI Holdings Inc.	55	803

Portfolio of Investments — Continued

International Equity Trust — Continued

Annual Report to Shareholders

	Shares	Value

Japan — Continued
NHK SPRING CO., LTD.	62	$646
NITTO DENKO CORPORATION	8	654
NTN CORPORATION	81	640
ORIX Corporation	6	1,477
Resona Holdings, Inc.	1	2,395	A
RICOH COMPANY, LTD.	62	1,085
Seven & I Holdings Co., Ltd.	12	513
Shimadzu Corporation	146	1,031
Showa Denko K.K	274	1,068
SUMITOMO CORPORATION	186	2,404
Sumitomo Electric Industries, Ltd.	36	546
SUMITOMO HEAVY INDUSTRIES, LTD.	252	2,114
Sumitomo Mitsui Financial Group, Inc.	N.M.	2,807
Sumitomo Realty & Development Co., Ltd.	47	1,022
Sumitomo Rubber Industries, Ltd.	59	840
Takeda Pharmaceutical Company Ltd.	36	1,968
TOKYU LAND CORPORATION	80	799
TORAY INDUSTRIES, INC	96	783
TOYODA GOSEI CO., LTD.	36	709
Toyota Motor Corporation	115	5,943
TOYOTA TSUSHO CORPORATION	34	772
UFJ NICOS Co. Ltd.	92	1,156
Yamaha Motor Co., Ltd.	66	1,722

		72,797

Mexico — 0.5%
Cemex S.A. de C.V. – ADR	17	1,008
Grupo Financiero Banorte S.A. de C.V.	146	303

		1,311

Netherlands — 5.2%
ABN AMRO Holding N.V.	108	2,809
Buhrmann N.V.	68	997
Corio N.V.	11	595
ING Groep N.V.	90	3,123
Koninklijke DSM N.V.	43	1,737

Annual Report to Shareholders

	Shares	Value

Netherlands — Continued
Koninklijke (Royal) Philips Electronics N.V.	52	$1,618
Koninklijke BAM Groep N.V.	21	1,744
Wolters Kluwer N.V.	95	1,921

		14,544

Norway — 1.1%
DNB NOR ASA	60	640
Statoil ASA	38	872
Stolt-Nielsen S.A.	20	662
Telenor ASA	103	1,009

		3,183

Portugal — 0.2%
Banco Comercial Portugues, S.A.	210	579

Russia — 0.3%
AO VimpelCom – ADR	19	836	A

Singapore — 0.9%
Biosensors International Group Ltd.	1,683	1,032	A
China Flexible Packaging Holdings Limited	730	184
Fraser and Neave Limited	44	490
Keppel Corporation Limited	145	959

		2,665

South Korea — 0.9%
GS Engineering & Construction Corp.	15	804	A
Hyundai Department Store Co., Ltd.	10	849	A
Hyundai Motor Company	8	744	A

		2,397

Spain — 2.5%
ACS, Actividades de Contruccion y Servicios, S.A.	20	644
Altadis, S.A.	41	1,854
Banco Bilbao Vizcaya Argentaria, S.A.	25	453
Banco Santander Central Hispano S.A.	160	2,106

Portfolio of Investments — Continued

International Equity Trust — Continued

Annual Report to Shareholders

	Shares	Value

Spain — Continued
Ebro Puleva, S.A.	50	$825
Telefonica, S.A.	76	1,136

		7,018

Sweden — 0.8%
Nordea AB	116	1,206
SAS AB	25	332	A
Telefonaktiebolaget LM Ericsson AB	200	687

		2,225

Switzerland — 4.8%
Credit Suisse Group	41	2,094
Holcim Ltd.	11	735
Julius Baer Holing Ltd.	17	1,209
Nestle S.A.	5	1,392
Novartis AG	78	4,111
Roche Holdings AG	19	2,805
Syngenta AG	4	497	A
UBS AG	6	588

		13,431

Taiwan — 0.3%
Siliconware Precision Industries Company – ADR	136	944

United Kingdom — 21.7%
Amlin plc	192	821
AstraZeneca Group plc	67	3,272
BAE Systems plc	296	1,945
Bellway plc	35	671
BP Amoco plc	637	6,778
British Airways plc	374	2,144	A
British American Tobacco plc	88	1,959
EMAP plc	31	466
Gallaher Group Plc	44	667
GlaxoSmithKline plc	85	2,148
Hanson plc	140	1,538
HBOS plc	216	3,688

Annual Report to Shareholders

	Shares/Par	Value

United Kingdom — Continued
HSBC Holdings plc	257	$4,117
Imperial Chemical Industries plc	369	2,103
Investec PLC	23	1,017
Lloyds TSB Group plc	192	1,614
Marks & Spencer Group plc	79	689
Northern Rock plc	106	1,710
Northumbrian Water Group plc	378	1,582
Old Mutual plc	361	1,023
Persimmon plc	100	2,166
Pilkington plc	286	733
Rio Tinto plc	49	2,252
Rolls-Royce Group plc	151	1,107	A
Royal Bank of Scotland Group plc	49	1,484
Royal Dutch Shell plc	114	3,652
Royal Dutch Shell plc	43	1,301
Schroders plc	47	772
Scottish & Newcastle plc	95	794
Tesco plc	587	3,345
Tullow Oil plc	294	1,363
Vodafone Group plc	772	1,664
Wolseley plc	25	516

		61,101

Total Common Stocks and Equity Interests (Identified Cost — $224,142)		275,208

Repurchase Agreements — 2.0%
Bank of America
4.23%, dated 12/30/05, to be repurchased at $2,864 on 1/3/06 (Collateral: $2,855 Federal Home Loan Bank notes, 5.25%, due 8/15/06, value $2,923)	$2,863	2,863

Portfolio of Investments — Continued

International Equity Trust — Continued

Annual Report to Shareholders

	Par	Value

Repurchase Agreements — Continued
Goldman, Sachs & Company
4.15%, dated 12/30/05, to be repurchased at $2,864 on 1/3/06 (Collateral: $2,933 Fannie Mae mortgage-backed securities, 5.5%, due 12/1/35, value $2,934)	$2,863	2,863

Total Repurchase Agreements (Identified Cost — $5,726)		$5,726

Total Investments — 99.6% (Identified Cost — $229,868)		280,934
Other Assets Less Liabilities — 0.4%		1,150

Net Assets — 100.0%		$282,084

ANon-income producing.

N.M. — Not meaningful.

ADR — American Depository Receipt

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

International Equity Trust

December 31, 2005
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost — $224,142)		$275,208
Short-term securities at value (Identified Cost — $5,726)		5,726
Cash and foreign currencies		104
Receivable for fund shares sold		1,504
Dividend and interest receivable		452
Other assets		282

Total assets		283,276

Liabilities:
Payable for fund shares repurchased	$252
Payable for securities purchased	339
Accrued management fee	175
Accrued distribution and service fees	226
Accrued expenses	134
Payable for foreign capital gain taxes	66

Total liabilities		1,192

Net Assets		$282,084

Net assets consist of:

Accumulated paid-in-capital applicable to:
15,250 Primary Class shares outstanding		$220,141
950 Financial Intermediary Class shares outstanding		8,387
1,302 Institutional Class shares outstanding		19,642
Undistributed net investment income		245
Accumulated net realized loss on investments and foreign currency transactions		(17,412)
Unrealized appreciation/(depreciation) of investments and foreign currency translations		51,081	A

Net Assets		$282,084

Net Asset Value Per Share:
Primary Class		$16.06

Financial Intermediary Class		$16.54

Institutional Class		$16.50

A	Net of deferred foreign taxes of $66. See Note 1 to the financial statements.

See notes to financial statements

Annual Report to Shareholders

Statement of Operations

International Equity Trust

For the Year Ended December 31, 2005
(Amounts in Thousands)

Investment Income:
Dividends	$6,155
Interest	189
Less foreign taxes withheld	(488)

Total income			$5,856

Expenses:
Management fee	1,750

Distribution and service fees:
Primary Class	2,040
Financial Intermediary Class	37
Audit and legal fees	66
Custodian fee	225
Directors’ fees and expenses	18
Registration fees	55
Reports to shareholders	74

Transfer agent and shareholder servicing expense:
Primary Class	224
Financial Intermediary Class	27
Institutional Class	2
Other expenses	145

	4,663
Less: Fees waived	(32)

Total expenses, net of waivers			4,631

Net Investment Income			1,225

Net Realized and Unrealized Gain on Investments:

Realized gain/(loss) on:
Investments	33,557	A
Foreign currency transactions	(87)

			33,470

Change in unrealized appreciation of:
Investments and foreign currency translations	9,003	B
Assets and liabilities denominated in foreign currencies	56

			9,059

Net Realized and Unrealized Gain on Investments			42,529

Change in Net Assets Resulting From Operations			$43,754

A	Net of foreign taxes of $18. See Note 1 to the financial statements.

B	Net of deferred foreign taxes of $66. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

International Equity Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/05	12/31/04

Change in Net Assets:
Net investment income	$1,225	$566
Net realized gain on investments and foreign currency transactions	33,470	21,824
Change in unrealized appreciation of investments and assets and liabilities denominated in foreign currencies	9,059	11,514

Change in net assets resulting from operations	43,754	33,904

Distributions to shareholders from net investment income:
Primary Class	(640)	(308)
Financial Intermediary Class	(176)	(80)
Institutional Class	(332)	(53)

Change in net assets from Fund share transactions:
Primary Class	27,035	21,609
Financial Intermediary Class	(564)	(1,116)
Institutional Class	9,864	3,751

Change in net assets	78,941	57,707

Net Assets:
Beginning of year	203,143	145,436

End of year	$282,084	$203,143

Undistributed net investment income	$245	$184

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

International Equity Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2005		2004		2003		2002		2001

Net asset value, beginning of year	$13.52		$11.21		$8.02		$9.19		$11.35

Investment operations:
Net investment income/(loss)	.05	A	.02	A	.03	A	.02	A	(.07	)A
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	2.53		2.31		3.16		(1.19)		(2.09)

Total from investment operations	2.58		2.33		3.19		(1.17)		(2.16)

Distributions:
From net investment income	(.04)		(.02)		(.003)		—		—

Net asset value, end of year	$16.06		$13.52		$11.21		$8.02		$9.19

Ratios/supplemental data:
Total return	19.11%		20.86%		39.82%		(12.73)%		(19.03)%
Expenses to average net assets	2.10	%A	2.13	%A	2.25	%A	2.25	% A	2.25	%A
Net investment income/(loss) to average net assets	.42	%A	.25	%A	.42	%A	.23	%A	(.41	)% A
Portfolio turnover rate	118.0%		114.7%		130.9%		109.1%		202.1%
Net assets, end of year (in thousands)	$244,899		$180,864		$129,535		$81,032		$107,243

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.10% until April 30, 2006. Prior to April 1, 2004, the voluntary expense limitation was 2.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2005, 2.11%; 2004, 2.18%; 2003, 2.39%; 2002, 2.40%; and 2001, 2.27%.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	Years Ended
	December 31,				Period Ended
					December 31,
	2005		2004		2003B

Net asset value, beginning of year	$13.94		$11.53		$9.03

Investment operations:
Net investment income	.18	C	.11	C	.01	C
Net realized and unrealized gain on investments and foreign currency transactions	2.60		2.38		2.59

Total from investment operations	2.78		2.49		2.60

Distributions:
From net investment income	(.18)		(.08)		(.10)

Net asset value, beginning of year	$16.54		$13.94		$11.53

Ratios/supplemental data:
Total return	20.03%		21.72%		29.12	%D
Expenses to average net assets	1.35	% C	1.39	% C	1.50	%C,E
Net investment income to average net assets	1.20	% C	1.00	% C	0.54	%C,E
Portfolio turnover rate	118.0%		114.7%		130.9%
Net assets, end of year (in thousands)	$15,710		$13,661		$12,357

B	For the period May 16, 2003 (commencement of operations) to December 31, 2003.

C	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.35% until April 30, 2006. Prior to April 1, 2004, the voluntary expense limitation was 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the year ended December 31, 2005, 1.43%; 2004, 1.55%; and for the period ended December 31, 2003, 1.72%.

D	Not annualized.

E	Annualized.

See notes to financial statements.

Financial Highlights — Continued

International Equity Trust — Continued

Annual Report to Shareholders

Institutional Class:

	Years Ended December 31,

	2005	2004	2003		2002		2001

Net asset value, beginning of year	$13.98	$11.56	$8.27		$9.40		$11.49

Investment operations:
Net investment income	.18	.14	.07	F,G	.09	F,G	.01	F
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.64	2.39	3.32		(1.22)		(2.10)

Total from investment operations	2.82	2.53	3.39		(1.13)		(2.09)

Distributions:
From net investment income	(.30)	(.11)	(.10)		—		—

Net asset value, end of year	$16.50	$13.98	$11.56		$8.27		$9.40

Ratios/supplemental data:
Total return	20.38%	22.06%	41.32%		(12.02)%		(18.19)%
Expenses to average net assets	1.01%	1.07%	1.25	% F	1.25	% F	1.25	% F
Net investment income to average net assets	1.30%	1.29%	.75	% F	.99	% F	.67	% F
Portfolio turnover rate	118.0%	114.7%	130.9%		109.1%		202.1%
Net assets, end of year (in thousands)	$21,475	$8,618	$3,544		$134		$85

F	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.10% until April 30, 2006. Prior to April 1, 2004, the voluntary expense limitation was 1.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2003, 1.36%; 2002, 1.37%; and 2001, 1.27%.

G	Computed using average daily shares outstanding.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Global Trust, Inc.

(Amounts in Thousands)

1. Organization and Significant Accounting Policies:

   The Legg Mason Global Trust, Inc. (“Corporation”), consisting of the Emerging Markets Trust (“Emerging Markets”), Global Income Trust (“Global Income”) and the International Equity Trust (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end investment company. Emerging Markets and International Equity are diversified; Global Income is non-diversified.
   Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Class of Global Income has not commenced operations. Emerging Markets and International Equity have an additional authorized class of shares: Financial Intermediary Class. The Financial Intermediary Class of Emerging Markets has not commenced operations. The income and expenses of International Equity are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Fixed income securities for which market quotations are readily available are valued at current market value.
   Each Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. A Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund could expect to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

may differ significantly from quoted or published values or from the values that would have been used had a ready market for the investments existed, and the differences could be material.
   Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

Security Transactions

   Security transactions are recorded on the next business day after trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
   For the year ended December 31, 2005, investment transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales

	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other

Emerging Markets	$—	$239,559	$—	$220,985
Global Income	72,567	33,618	67,057	34,701
International Equity	—	303,337	—	269,710

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 pm Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities for each fund.

Repurchase Agreements

   The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default,

Annual Report to Shareholders

a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Compensating Balance Credits

   The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2005, the following compensating balance credits were earned: Emerging Markets $2; Global Income $1, and International Equity, less than $1.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, which are calculated at the class level, if available, will be paid monthly for Global Income, and annually for Emerging Markets and International Equity. Net capital gain distributions are calculated at the composite level. Each fund distributes substantially all of its net capital gain, if any, annually in June. If necessary, a second distribution on such gains will be paid in December to avoid imposition of a federal excise tax. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Illiquid and Restricted Securities

   The Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by and under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

may be difficult. Restricted and/or illiquid securities are donated on the portfolio of investments.

Foreign Taxes

   Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.
   Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to the repatriation of sales proceeds. As of December 31, 2005, there were deferred tax liabilities accrued on unrealized gains of $229 and $66 for Emerging Markets and International Equity, respectively.

Other

   In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Annual Report to Shareholders

   Distributions during the years ended December 31, were characterized as follows for tax purposes:

	Emerging		Global		International
	Markets		Income		Equity
	For the Years		For the Years		For the Years
	Ended		Ended		Ended
	December 31,		December 31,		December 31,

	2005	2004	2005	2004	2005	2004

Ordinary income	$15,804	$—	$1,739	$1,215	$1,148	$441
Long-term capital gains	14,744	7,822	—	—	—	—

Total distributions	$30,548	$7,822	$1,739	$1,215	$1,148	$441

   Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended December 31, 2005, realized capital and currency losses reflected in the accompanying financial statements, as shown in the table on the next page, will not be recognized for federal income tax purposes until 2006.

   The tax basis components of net assets at December 31, 2005 were:

	Emerging	Global	International
	Markets	Income	Equity

Unrealized appreciation	$60,180	$424	$52,534
Unrealized depreciation	(1,584)	(108)	(1,999)

Net unrealized appreciation/ (depreciation)	58,596	316	50,535
Undistributed ordinary income	2,836	486	245
Undistributed long-term capital gains	2,890	—	—
Capital loss carryforwards	—	(3,570)	(16,866)
Post-October loss push and other loss deferrals	(62)	(205)	—
Paid-in capital	161,372	43,973	248,170

Net assets	$225,632	$41,000	$282,084

   The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, Global Income and International Equity utilized $657 and $33,470, respec-

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

tively, of capital loss carry forwards to offset current year realized gains. Unused capital loss carryforwards for federal income tax purposes for the Funds at December 31, 2005, were:

	Global	International
Expiration Date	Income	Equity

2007	$1,272	$—
2008	1,987	—
2009	107	—
2010	204	10,322
2011	—	6,544

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2005, the Funds recorded the following permanent reclassifications, which relate primarily to gains/ losses on paydown securities and currency transactions for Global Income; currency transactions, foreign taxes, and distribution reclasses for Emerging Markets; currency transactions, foreign taxes, and passive foreign investment company income for International Equity. Results of operations and net assets were not affected by these reclassifications.

	Emerging	Global	International
	Markets	Income	Equity

Undistributed net investment income	$(482)	$(152)	$(16)
Accumulated realized gain/(loss)	482	152	16

   At December 31, 2005, the cost of investments for federal income tax purposes was $166,289 for Emerging Markets, $46,061 for Global Income, and $230,414 for International Equity.

3. Options and Futures:

   As part of its investment program, Global Income may utilize options and futures. Emerging Markets and International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

Annual Report to Shareholders

   When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of the sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

   The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that a Fund may forgo the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
   Activity in written call and put options during the year ended December 31, 2005, was:

	Calls		Puts

	Actual		Actual
Global Income	Contracts	PremiumsA	Contracts	PremiumsA

Options outstanding, December 31, 2004	—	$—	—	$—
Options written	100,000	258	—	—
Options closed	—	—	—	—
Options expired	(100,000)	(258)	—	—
Options exercised	—	—	—	—

Options outstanding, December 31, 2005	—	$—	—	$—

A	Amounts not in thousands.

   Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by that Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

   The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
   The open futures positions and related appreciation or depreciation at December 31, 2005, for Global Income are listed at the end of its portfolio of investments.

Annual Report to Shareholders

4. Financial Instruments:

Emerging Market Securities

   Each Fund invests in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

   As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.
   Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

   At December 31, 2005, open forward currency exchange contracts (expressed in the contractual currency) were:

Global Income:

	Contract to

					Unrealized
Settlement Date	ReceiveA		DeliverA		Gain/(Loss)

02/08/06	AUD	3,266	USD	2,414	$(20)

02/08/06	EUR	3,732	AUD	5,964	26

02/08/06	USD	1,895	AUD	2,535	37

02/08/06	CAD	1,094	USD	925	17

02/08/06	EUR	224	CAD	310	(1)

02/08/06	USD	972	CAD	1,150	(18)

02/08/06	EUR	102	GBP	70	—

02/08/06	EUR	2,672	JPY	369,220	12

02/08/06	EUR	654	NOK	5,120	7

02/08/06	EUR	2,686	PLN	10,558	(32)

02/08/06	EUR	632	SEK	6,020	(6)

02/08/06	EUR	15,425	USD	18,603	(317)

02/08/06	JPY	381,112	EUR	2,766	(17)

02/08/06	USD	20,909	EUR	17,372	315

02/08/06	GBP	632	USD	1,107	(20)

02/08/06	USD	3,920	GBP	2,222	101

02/08/06	JPY	975,543	USD	8,515	(209)

02/08/06	USD	6,126	JPY	699,454	170

02/08/06	PLN	2,379	USD	725	7

02/08/06	SEK	14,707	USD	1,855	0.001

02/08/06	USD	1,376	SEK	10,807	13

02/08/06	USD	321	NOK	2,093	10

02/15/06	KRW	268,000	USD	257	9

					$84

International Equity Trust:

	Contract to

					Unrealized
Settlement Date	ReceiveA		DeliverA		Gain/(Loss)

01/25/06	JPY	561,463	USD	4,813	$(41)
01/25/06	USD	4,892	JPY	561,463	120

					$79

A	Definitions of currency abbreviations:

AUD — Australian dollar	KRW — South Korean won
CAD — Canadian dollar	NOK — Norwegian krone
EUR — Euro	PLN — Polish zloty
GBP — British pound	SEK — Swedish krona
JPY — Japanese yen	USD — United States dollar

Annual Report to Shareholders

5. Transactions With Affiliates:

   Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets.
   LMFA currently intends to voluntarily waive fees or reimburse expenses to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates of average daily net assets specified below. The voluntary waiver is currently expected to continue until April 30, 2006, but may be terminated at any time. The following chart shows annual rates of management fees, expense limits, and management fees waived for each Fund:

			Year Ended
			December 31, 2005

	Management	Expense	Management
Fund	Fee	Limitation	Fees Waived

Emerging Markets
Primary Class	1.00%	2.25%	$361
Institutional	1.00%	1.25%	8
Global Income
Primary Class	0.75%	1.40%	227
International Equity
Primary Class	0.75%	2.10%	—
Financial Intermediary Class	0.75%	1.35%	—
Institutional Class	0.75%	1.10%	—

   Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received from Emerging Markets and 66 2/3% of the fee received by LMFA from International Equity.

   Western Asset Management Company (“Western Asset”) serves as investment adviser to Global Income. Western Asset is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

   Western Asset Management Company Limited (“WAML”) serves as investment sub-adviser to Global Income. Western Asset (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund’s average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund’s average daily net assets, net of any waivers.
   On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as distributor for the Funds. The compensation arrangements between the Funds and LMIS are identical to the previous arrangements between the Funds and Legg Mason. LMIS receives an annual distribution fee and an annual service fee based on each Fund’s respective Class’s average daily net assets, calculated daily and payable monthly, as follows:

			Year Ended
			December 31, 2005

			Distribution
	Distribution	Service	Fees
	Fee	Fee	Waived

Emerging Markets
Primary Class	0.75%	0.25%	$117
Global Income
Primary Class	0.50%	0.25%	111
International Equity
Primary Class	0.75%	0.25%	20
Financial Intermediary	—	0.25%	12

   No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2005. LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Funds’ transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LMFS the following amounts for the year ended December 31, 2005: Emerging Markets, $43; Global Income, $16; and International Equity, $63.

   LMFA, Batterymarch, Western Asset, WAML, LMIS and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.
   Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report to Shareholders

6. Line of Credit:

   The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. None of the Funds utilized the line of credit during the year ended December 31, 2005.

7. Fund Share Transactions:

   At December 31, 2005, there were 125,000 shares authorized at $.001 par value for all active classes of Emerging Markets and Global Income. At December 31, 2005, there were 125,000 shares authorized at $.001 par value for the Primary and Institutional Classes of International Equity, and 100,000 shares authorized at $.001 par value for its Financial Intermediary Class. Share transactions were:

	Emerging Markets Trust			Global Income

	Primary Class		Institutional Class	Primary Class

	Years Ended		Period Ended	Years Ended

	12/31/05	12/31/04	12/31/05B	12/31/05	12/31/04

Shares:
Sold	2,802	2,815	757	689	891
Reinvestment of Dividends and Distributions	1,499	493	71	175	124
Repurchased	(2,222)	(1,121)	(245)	(1,131)	(1,167)

Net Change	2,079	2,187	583	(267)	(152)

Amount:
Sold	$51,509	$42,838	$14,168	$6,254	$7,862
Reinvestment of Dividends and Distributions	28,432	7,627	1,391	1,567	1,091
Repurchased	(40,586)	(16,389)	(4,826)	(10,200)	(10,249)

Net Change	$39,355	$34,076	$10,733	$(2,379)	$(1,296)

B	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Annual Report to Shareholders

	International Equity

	Primary Class		Financial Intermediary		Institutional Class

	Years Ended		Years Ended		Years Ended

	12/31/05	12/31/04	12/31/05	12/31/04	12/31/05	12/31/04

Shares:
Sold	4,174	3,602	123	53	930	494
Reinvestment of Dividends and Distributions	39	26	10	6	21	4
Repurchased	(2,338)	(1,804)	(163)	(150)	(266)	(188)

Net Change	1,875	1,824	(30)	(91)	685	310

Amount:
Sold	$59,499	$42,412	$1,728	$646	$13,535	$6,008
Reinvestment of Dividends and Distributions	615	298	156	67	331	50
Repurchased	(33,079)	(21,101)	(2,448)	(1,829)	(4,002)	(2,307)

Net Change	$27,035	$21,609	$(564)	$(1,116)	$9,864	$3,751

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Trust, Global Income Trust and International Equity Trust and to the Directors of Legg Mason Global Trust, Inc.:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Trust, Global Income Trust, and International Equity Trust, (comprising Legg Mason Global Trust, Inc. hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2006

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Fund’s director and officers, including biographical information about their business experience and information about their relationship with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Office
	Position(s)	and
	Held with	Length	Number of Funds	Other
Name and Year	the	of Time	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	Corporation	ServedA	Overseen	Held	During the Past Five Years

INDEPENDENT DIRECTORS:B

Hearn, Ruby P. 1940	Director	Since 2004	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President Emerita of the Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. 1944	Director	Since 1993	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. 1955	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of Directors of Cap-a-Laige Ltd. (management company for charitable trust); Director of Cheyne Capital International Limited (investment advisory firm); Director of Cheyne Property Holdings Limited (real estate).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. 1944	Director	Since 1993	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders

Office
	Position(s)	and
	Held with	Length	Number of Funds	Other
Name and Year	the	of Time	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	Corporation	ServedA	Overseen	Held	During the Past Five Years

Mehlman, Arthur S. 1942	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of The Royce Family of Funds (consisting of 23 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brian, G. Peter 1945	Director	Since 1999	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of The Royce Family of Funds (consisting of 23 portfolios); Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board member of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford 1943	Director	Since 2002	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999.

Tarola, Robert M. 1950	Director	Since 2004	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999. Formerly: Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996-1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984-1996).

INTERESTED DIRECTORS:C

Curley Jr., John F. 1939	Chairman and Director	Since 1993	Chairman and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	None	Chairman of the Board of all Legg Mason funds. Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Annual Report to Shareholders

Office
	Position(s)	and
	Held with	Length	Number of Funds	Other
Name and Year	the	of Time	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	Corporation	ServedA	Overseen	Held	During the Past Five Years

Fetting, Mark R. 1954	President and Director	President since 2001 and Director since 2002	President and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Trustee of The Royce Family of Funds (consisting of 23 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. 1949	Vice President and Treasurer	Since 1993	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc. and Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. 1958	Vice President and Chief Legal Officer	Since 2003	Vice President and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Annual Report to Shareholders

Office
	Position(s)	and
	Held with	Length	Number of Funds	Other
Name and Year	the	of Time	in Fund Complex	Directorships	Principal Occupation(s)
of Birth	Corporation	ServedA	Overseen	Held	During the Past Five Years

Olmert, Amy M. 1963	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	None	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of Western Asset Funds, Inc., Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust’s Investment Advisory Agreement, Investment Sub-Advisory Agreement, and Management Agreement

   At its November 2005 meeting, the Board of Directors, including all of the Independent Directors, approved the continuation of the Management Agreements between Legg Mason Fund Adviser, Inc. (the “Manager”) and Global Trust on behalf of Emerging Markets Trust and International Equity Trust; the Investment Advisory and Management Agreement between the Manager and Global Trust on behalf of Global Income Trust; the Investment Advisory Agreements between the Manager and Western Asset Management Company (for Global Income Trust) and between the Manager and Batterymarch Financial Management, Inc. (for International Equity Trust and Emerging Markets Trust) (each an “Adviser”) and the Investment Sub-Advisory Agreement between Western Asset Management Company and Western Asset Management Company Limited (for Global Income Trust) (the “Sub-Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interests of each series of Global Trust and its shareholders. The evaluation was largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to each series of Global Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interests of each series of Global Trust and its shareholders.

   Prior to the Board action, the Independent Directors met as a committee to consider its recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Global Trust requested certain information from the Manager, the Adviser, and the Sub-Adviser on behalf of the Independent Directors, and in response, the Manager, the Adviser, and the Sub-Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.
   In addition to the November meeting, the Independent Directors meeting as a committee held additional meetings in September and October 2005 at which each Agreement was reviewed and analyzed. The Independent Directors also retained an independent consultant to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of each series of Global Trust or others submit or make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Advisers, the Sub-Adviser and their personnel, and the Board members’ familiarity with their culture, and the manner in which they have sought to strengthen and enhance themselves.
   With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s, the Advisers’ and the Sub-Adviser’s personnel and their efforts to build and support a strong service team. The Board

Annual Report to Shareholders

also considered the nature and quality of the Advisers’ and Sub-Adviser’s investment process. In assessing performance, the Board compared the returns of each series of Global Trust to the average of an appropriate Lipper category and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board also considered the performance of each series of Global Trust in the context of the risk undertaken by the portfolio manager. The Board noted the performance record of each series of Global Trust and the measures that the Manager and the respective Advisers and the Sub-Adviser were taking in an effort to maintain or achieve long-term performance. The Board also considered the additional services provided by the Manager to each series of Global Trust, including oversight of the transfer agent, the custodian, fund legal counsel, and investment adviser and fund compliance, and preparation of regulatory filings. The Board considered the Advisers’ and Sub-Adviser’s procedures for executing portfolio transactions for each series of Global Trust. The Board also reviewed each Adviser’s and the Sub-Adviser’s reports on its policies and procedures for the selection of brokers and dealers and Batterymarch’s report on obtaining research from its brokers.
   In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager, the Advisers and the Sub-Adviser in providing services to each series of Global Trust and profitability for the Manager and its affiliates from their overall association with each series of Global Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of each series of Global Trust and comparable fee schedules and expense ratios of a peer group of funds. Although each series of Global Trust had not yet grown to a size where any potential economies of scale might become apparent, the Board satisfied itself that the fees paid by each series at its current asset level are appropriate and noted that the Manager has voluntarily waived fees for each series. The Board also compared the advisory and sub-advisory fee schedule for each series of Global Trust to the advisory and sub-advisory fees charged by each Adviser and Sub-Adviser to their other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of each Adviser and Sub-Adviser to each series of Global Trust and to the other accounts. Finally, the Board considered the benefits accruing to the Manager, each Adviser and Sub-Adviser and its affiliates by virtue of their relationship to each series of Global Trust.

Fund Information

Investment Advisers

   For Emerging Markets Trust and International Equity Trust:

Batterymarch Financial Management, Inc.
Boston, MA

   For Global Income Trust:

Western Asset Management Company

Pasadena, CA

Investment Sub-Adviser

   For Global Income Trust:

Western Asset Management Company Limited
London, England

Investment Manager

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Treasurer

Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Richard M. Wachterman, Secretary
Wm. Shane Hughes, Assistant Treasurer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings, as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information on any Legg Mason fund, call your financial adviser, call 1-800-577-8589, or visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders P.O. Box 17635 Baltimore, MD 21297-1635 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-042 (12/05)

Item 2. Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer
(a)	Legg Mason Global Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.
(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.
Item 3. Audit Committee Financial Expert

(a)	(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2)	The audit committee financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services
(a)	Audit Fees

Fiscal Year Ended December 31, 2004 — $106,500

Fiscal Year Ended December 31, 2005 — $108,625

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2004 — $3,000

Fiscal Year Ended December 31, 2005 — $3,150

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) through (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its Chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

Fiscal Year Ended December 31, 2004 — $372,631

Fiscal Year Ended December 31, 2005 — $279,508

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
     The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.
Item 6. Schedule of Investments
     The schedule of investments in securities of unaffiliated issuers is included in the annual report.
     Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
     Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders
     The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.
Item 11. Controls and Procedures
(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)	File the exhibits listed below as part of this Form.
(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.
(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Global Trust, Inc.

By:	Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.
Date: March 3, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	Mark R. Fetting
Mark R. Fetting
President, Legg Mason Global Trust, Inc.
Date: March 3, 2006

By:	Marie K. Karpinski
Marie K. Karpinski
Chief Financial Officer, Legg Mason Global Trust, Inc.
Date: March 2, 2006